Exhibit 99.2

NANO Nuclear Energy Closes $400 Million Oversubscribed Private Placement of Common Stock with Preeminent Institutional Investors

Financing provides NANO Nuclear with financial flexibility and multiple years of operating runway in the race to develop the first advanced micro nuclear reactor in the U.S.

Financing raised at highest valuation to date; cash position is now approximately $600 million

New York, NY, Oct. 10, 2025 (GLOBE NEWSWIRE) — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company, today announced the closing of its previously announced private placement of common stock for gross

Primary participation in the private placement included an initial investment from preeminent asset managers alongside several new and existing institutional investors. In the private placement, NANO Nuclear sold 8,490,767 shares of common stock.

The financing provides NANO Nuclear with financial flexibility and multiple years of operating runway under its current plans, with cash on hand of approximately $600 million. These funds position NANO Nuclear as a leader in the race to build the first advanced nuclear micro reactor in the U.S.

NANO Nuclear will use its funding to advance development, construction and regulatory licensing activities for its lead micro reactor program, the KRONOS MMR™ Energy System, continue development of its other micro reactor projects and other nuclear energy supply chain related business lines, pursue potential strategic acquisitions, and for general corporate purposes.

“This financing is another significant milestone in our mission to build a fully integrated advanced nuclear energy company and reinforces our commitment to driving North America’s nuclear renaissance,” said Jay Yu, Founder and Chairman of NANO Nuclear. “New and continued support from some of the world’s leading institutional investors underscores their confidence in our technology, development progress, market position, and long-term vision. Our robust financial position provides us with multiple years of operational runway to advance our KRONOS MMR toward commercialization while maintaining the financial flexibility to pursue accretive opportunities that enhance our vertical integration and strengthen our market position. Our consistent ability to raise capital at higher valuations reflects both our disciplined execution and our commitment to delivering long-term shareholder value.”

“We continue to make tangible progress toward our objectives and will remain focused on deploying our capital in a disciplined and efficient manner. In the coming weeks, we expect to begin geotechnical investigations which represent our first physical action toward constructing our patented KRONOS MMR™ advanced micro modular reactor on the campus of the University of Illinois Urbana-Champaign. This is a powerful signal to the advanced nuclear technology industry: NANO Nuclear is building. We are moving toward the preparation and submission of a KRONOS-related Construction Permit Application (CPA) to the U.S. Nuclear Regulatory Commission (NRC), and we are laser focused on execution of our KRONOS program and initiatives to become a vertically integrated player across the advanced nuclear supply chain. We are very grateful for the support of our investors, and we look forward to providing further updates as we move ahead.”

Titan Partners Group, a division of American Capital Partners, acted as the sole placement agent for the offering. Ellenoff Grossman & Schole LLP acted as counsel to NANO Nuclear, and Lucosky Brookman LLP acted as counsel to the placement agent.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. NANO Nuclear has agreed to file a resale registration statement with the SEC for purposes of registering the resale of the shares of common stock issued in connection with the private placement.

About NANO; Nuclear Energy Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include its lead project, the patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement with the U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign, ZEUS™, a solid core battery reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are modular, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micro nuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

For more corporate information please visit: https://NanoNuclearEnergy.com/

For further NANO Nuclear information, please contact:

Email: IR@NANONuclearEnergy.com

Business Tel: (212) 634-9206

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About Titan Partners

Titan Partners Group, a division of American Capital Partners, is a boutique investment bank specializing in tailored solutions for publicly traded emerging growth companies. Titan Partners combines expertise, trust, dedication, and a forward-thinking approach to help clients achieve their strategic capital needs.

Titan Partners Contact:

info@titanpartnersgrp.com

4 World Trade Center, 49th Floor

New York, NY 10007

(929) 833-1246

www.titanpartnersgrp.com

Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements relate to, among other things: (i) the anticipated use, and timing for deployment, of proceeds from the financing described herein, (ii) NANO Nuclear’s development, permitting, construction, licensing and other business plans. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state or non-U.S. nuclear licensing submissions, (ii) risks related to the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing and permitting requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, and (vi) similar risks and uncertainties associated with operating an early stage business a highly regulated and rapidly evolving industry, including that our plans may change and we may use our cash on hand faster or in different ways than anticipated as our business requires. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.